The Bermuda Angle Conference Boca Raton Resort & Club December 2, 2003 An Excellent Start

Forward looking statements The following presentation contains disclosures which are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including the Company's future financial performance. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "may," "will," "expect," "project," "estimate," "anticipate," "plan," or "continue." These forward-looking statements are based upon the Company's current plans or expectations and are subject to a number of uncertainties and risks that could significantly affect current plans, anticipated actions and the Company's future financial condition and results of operations. The uncertainties and risks include, but are not limited to, those relating to implementing the Company's business strategy and successfully continuing the business acquired in connection with the Company's Initial Public Offering; the adequacy of the Company's loss reserves; conducting operations in a competitive environment; conducting operations in foreign countries; dependence upon the availability of key executives and reinsurance brokers; general economic conditions, including the effects of market volatility or a prolonged U.S. or global economic downturn or recession; variations in political, economic or other factors such as currency exchange rates, inflation rates and recessionary or expansive trends; the cyclicality of the property and casualty reinsurance business; tax, legal or regulatory restrictions or limitations applicable to the Company or the property and casualty reinsurance business generally^ and changes therein; significant weather-related or other natural or human-made disasters, civil unrest or other external factors over which the Company has no control; and changes in the Company's plans, strategies, objectives, expectations or intentions, which may happen at any time at the Company's discretion. As a consequence, current plans, anticipated actions and future financial condition and results of operations may differ from those expressed in any forward-looking statements made by or on behalf of the Company. Additionally, forward-looking statements speak only as of the date they are made, and the Company assumes no obligation to update or revise any of them in light of new information, future events or otherwise.

Contents Overview of Operations Greg Morrison Creating and Meeting Expectations Michael Price Reinsurance Market Michael Price Corporate Strategies Greg Morrison Financials and Guidance Bill Robbie

OVERVIEW OF OPERATIONS The Formation of Platinum Our Capital Structure Our Operating Platform Intercompany Reinsurance Arrangements Our Business Our People and Culture

The Formation of Platinum St. Paul exits the reinsurance business and sponsors Platinum Underwriters Re Platinum hires best St. Paul Re staff Platinum renews the best St. Paul Re business from January 1, 2002 No exposure to pre-2002 liabilities

Our Capital Structure Type Number of Shares Per Share Amount Public Common Shares 33,044,000 $22.50 $743.5 Million St. Paul Companies 6,000,000 $22.50 $135.0 Million Renaissance Re 3,960,000 $22.50 $89.1 Million Equity Security Units 5,500,000 $25.00 $137.5 Million TOTAL 48,504,000 $1.1 Billion

Our Operating Platform Platinum Underwriters Holdings, Ltd. (Bermuda Holding Company) Platinum Underwriters Reinsurance, Inc. (US Reinsurance Company) Platinum Re (UK) Limited (UK Reinsurance Company) Platinum Underwriters Bermuda, Ltd. (Bermuda Class 4 Reinsurance Company)

Intercompany Reinsurance Arrangements Platinum Underwriters Reinsurance, Inc. Domicile: Maryland, U.S. Approximately 70% quota share commencing 1/1/2003. Excludes all business written on St.Paul paper. 55% quota share commencing 1/1/2003. Excludes all business written on St.Paul paper. Platinum Re (UK) Ltd Domicile: U.K. Platinum Underwriters Bermuda, Ltd. Domicile: Bermuda

Our Business CASUALTY PROPERTY & MARINE FINITE RISK Source: PTP Q3 2003 Financial Supplement Based on net written premium for the nine months ended September 30, 2003 NA Property P/R 10% NA Property Catastrophe 8% International Property Risk 4% NA Property Risk 16% Other Property 20% Marine P/R 0% Marine / Space Excess 15% International Property P/R 4% International Property Catastrophe 23% Clash 4% 1st $ GL 5% Accident & Health 14% International Casualty 3% International Motor 6% Casualty Excess 45% 1st $ Other 23%

Our People and Culture New culture Focus on superior technical capabilities and disciplined execution

CREATING AND MEETING EXPECTATIONS Emphasis on Excess of Loss Underwriters Working with Actuaries Active Involvement of Senior Management in Underwriting Financial Targets Aligning Management and Shareholder Interests

Emphasis on Excess of Loss CASUALTY PROPERTY & MARINE FINITE RISK Source: PTP Q3 2003 Financial Supplement Based on net written premium for the nine months ended September 30, 2003

Underwriters Working with Actuaries Total Underwriters & Actuaries = 61 Number of Actuaries = 25 (41%)

Active Involvement of Senior Management in Underwriting Executive Position Directly Involved in Underwriting? Gregory Morrison CEO No Michael Price CUO Yes William Robbie CFO No Neal Schmidt Chief Actuary Yes Michael Lombardozzi General Counsel No H. Elizabeth Mitchell EVP, Platinum US Yes Gregory Richardson EVP, Platinum US Yes Barton Hedges COO, Platinum Bermuda Yes Robert Porter CEO, Platinum UK Yes

Financial Targets (in $ thousands, except per share data) Q1 2003 Q2 2003 Q3 2003 2003 YTD Initial Expectations Likely Outcome Net Premiums Written 360,091 $ 307,243 281,316 948,650 $ < $1 Bn Exceed Combined Ratio 87.2% 84.7% 85.4% 85.7% Low 90's Exceed U/W Profit Property & Marine 22,270 $ 17,979 22,534 62,783 $ Finite 7,891 24,144 16,306 48,341 Meet or Exceed Casualty 172 $ 430 716 1,318 $ NWP to Shareholders' Equity 1 : 1 Approaching 1 : 1 Exceed Asset Leverage 1.6 1.6 1.7 Rapid deployment of capital Achieve Book Yield on Invested Assets 4.0% 3.9% 3.9% 4.5% - 5.0% Lower than Expected Overhead Ratio 7.2% 7.0% 5.5% 6.6% Target < 5.0% Further Progress Effective Tax Rate 25.3% 31.7% 27.1% 27.9% < 20.0% Higher than Expected EPS (Diluted) 0.66 $ 0.57 0.81 2.04 $ 2.04 Exceed ROE (excl. SFAS 115) 10.0% 11.0% Exceed Substantial contribution to income 3.9% 1.7

Aligning Management and Shareholder Interests 1st tranche of initial option grants have vested and are currently in the money A portion of annual bonuses will be paid in stock for senior executives CEO/CUO: 50% EVPs: 25% - 37.5% Selected SVPs: 0% - 25% Stock ownership guidelines adopted CEO 100,000 Shares CUO 50,000 Shares EVPs 30,000 Shares Selected SVPs 10,000 Shares

REINSURANCE MARKET Reinsurance Market Conditions Reinsurance Market Outlook

Reinsurance Market Conditions Realization that historical profit margins have been inadequate Parent companies Rating agencies Public shareholders (In)voluntary withdrawals Heightened concern over counterparty credit risk Downgrades Reserve deficiencies Discipline of new market entrants General factors influencing market conditions include:

Reinsurance Market Outlook Casualty Improving rate adequacy in most classes Fewer markets to work with Treaty-by-treaty analysis critical International opportunities for lead/quoting market ? Improving profitability and opportunity for growth Property & Marine Rates generally adequate Ample capacity at the right price Enhanced perception of risk Recent frequency of cat events helps support pricing ? Fully deploying our capacity Finite Risk Recent enthusiasm from brokers Fewer, larger transactions Less competition ? Opportunity for growth

CORPORATE STRATEGIES

Corporate Strategies Actively manage our capital Optimize capital deployment between our operating subsidiaries Holding company guaranty of reinsurance contracts written by our U.S. reinsurer Evaluate capital management tools Improve our investment returns Extend asset duration consistent with liability structure Introduce lower quality investment grade fixed income securities Continue as a multi-class treaty reinsurer operating from a tax efficient multinational platform Expand our platform with an investment in Inter-Ocean Enhanced transparency High quality financial disclosure More active investor relations

FINANCIALS AND GUIDANCE Selected Income Statement Data Selected Balance Sheet Data Investments Cash Flow Summary Guidance

Selected Income Statement Data

UNAUDITED Q4 Q1 Q2 Q3 ($ in millions, except per share data) 2002 2003 2003 2003 Investments & Cash 1,346.7 $ 1,493.7 1,621.4 1,756.7 $ Receivables 168.5 326.1 476.0 478.3 Total Assets 1,644.9 2,001.2 2,257.1 2,435.6 Unpaid Losses & LAE 281.7 417.4 533.3 660.8 Unearned Premiums 191.0 314.5 351.8 359.0 Debt Obligations 137.5 137.5 137.5 137.5 Shareholders' Equity 921.2 $ 956.0 1,003.9 1,027.0 $ Debt to Total Capital 13.0% 12.6% 12.0% 11.8% Book Value Per Share 21.42 $ 22.23 23.34 23.87 $ Selected Balance Sheet Data

Investments Quality of Investments (As of September 30, 2003) Type of Investments (As of September 30, 2003) Weighted average yield - 3.87% Weighed average duration - 3.42 years Weighted average quality - Aa3

Cash Flow Summary

2004 Guidance (amounts in millions, except per share data) 2003 YTD Actual 2003 Guidance* 2004 Guidance (UNAUDITED) Net Premiums Written $ 948.7 ~ $ 1,200 ~ $ 1,400 Combined Ratio 85.7% 85% - 90% 90% - 95% Investments & Cash $ 1,756.7 >$ 1,700 >$ 2,100 Net Income Per Diluted Share $ 2.04 >$ 2.60 >$ 3.00 Number of Estimated Diluted Shares 48.9 49.0 51.0 * Given on November 12, 2003

Address: Platinum Underwriters Holdings, Ltd. 69 Pitts Bay Road Pembroke, HM-08 Bermuda Investor Information: Justin Cressall Tel: (441) 298-0753 Fax: (441) 296-0528 www.platinumre.com